&RPHULFD,QFRUSRUDWHG 5%&&DSLWDO0DUNHWV)LQDQFLDO,QVWLWXWLRQV&RQIHUHQFH 0DUFK &XUW)DUPHU 3UHVLGHQW 0XQHHUD&DUU &KLHI)LQDQFLDO2IILFHU 6DIH+DUERU6WDWHPHQW Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies; operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; cybersecurity risks; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital requirements; declines or other changes in the businesses or industries of Comerica's customers; unfavorable developments concerning credit quality; changes in regulation or oversight; heightened legislative and regulatory focus on cybersecurity and data privacy; fluctuations in interest rates and their impact on deposit pricing; transitions away from LIBOR towards new interest rate benchmarks; reductions in Comerica's credit rating; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; changes in customer behavior; management's ability to maintain and expand customer relationships; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; the impacts of future legislative, administrative or judicial changes to tax regulations; any future strategic acquisitions or divestitures; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; losses due to fraud; the effects of terrorist activities and other hostilities; changes in accounting standards; the critical nature of Comerica's accounting policies; controls and procedures failures; and the volatility of Comerica’s stock price. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2018. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Comerica: Key Strengths

A LEADING BANK FOR BUSINESS #1 Commercial lender (% of assets)[1] #1 Commercial lender (% of total loans)[1]	>90% of loans are commercial
RELATIONSHIP BANKING STRATEGY Deep expertise in specialty businesses Long tenured employees	52% of deposits are noninterest-bearing
GROWING REVENUE Positioned in faster growing markets & industries	14% net interest income growth
HIGHLY EFFICIENT GEAR Up leveraged technology, increasing capacity to support growth	53.6% efficiency ratio
SUPERIOR CREDIT METRICS Conservative underwriting Diverse, granular portfolio	11bps NCO
STRONG CAPITAL Supports future growth $1.6B capital returned to shareholders	11.14% CET1

Diverse Geography

($ in billons; 4Q18 average)



Michigan $12.4 25%
California $18.3 38%
Loans $48.8
Other Markets $8.2 17%
Texas $9.9 20%
Michigan $20.2 36%
California $17.2 31%
Deposits $55.7
Other[2] $9.4 17%
Texas $8.9 16%

12/31/18 • All metrics shown (on left side) are FYE18 & comparisons to FYE17 • [1]Source: S&P Global Market Intelligence; based on regulatory data for domestic financial holding companies using C&I loans • [2]Consists of Other Markets ($8.3B) & Finance/ Other ($1.1B)

Comerica Bank

3

2018 Results

Robust revenue, solid credit, expense control & capital management drove strong results

Net Interest Income

($ in millions)



1,797
2,061
2,352
2016
2017
2018

Efficiency Ratio[1]



67.6%
58.6%
53.6%
2016
2017
2018

Earnings Per Share Growth[3]

(Diluted basis; FY 2018 vs. FY 2017)



74%
46%
CMA
Peer Average

Net Charge-offs[2]

(In basis points)



32
19
11
2016
2017
2018

Earnings Per Share

(Diluted per common share)



$2.68
$4.14
$7.20
2016
2017
2018

Return on Equity[3]

(Average Common Equity)



15.82%
12.21%
CMA
Peer Average

[1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares • [2]Net credit-related charge-offs/average total loans • [3]Source for peer group data: S&P Global Market Intelligence; Refer to slide 10 for list of peer banks

Comerica Bank

4

First Quarter Loan Update

Bucking Seasonal Trend

Loans: Jan & Feb Trends[1]

($ in billions; Average)



48.4
49.2
48.6
48.8
49.5
1Q18
2Q18
3Q18
4Q18
1Q19 thru 2/28

- Seasonal increase in National Dealer Services
- Increases in Energy, Middle Market Lending & Technology & Life Sciences (EFS)
- Seasonal decrease in Mortgage Banker

Driving Growth

- Greater capacity with E2E credit process redesign
- Allocating resources to faster growing niche businesses & markets
- Enhancing Treasury Management capabilities, including reporting, card & payments
- Upgraded customer relationship management tools

Loans Predominantly Floating Rate

($ in billions; 4Q18 Period-end)



Fixed Rate 9%
Prime-based 16%
60-Day+ LIBOR 13%
Total $50.2
30-Day LIBOR 62%

1Q19 average balances through 2/28/19 are preliminary and subject to change • [1]Comparisons of 1Q19 through 2/28/19 vs 4Q18

Comerica Bank

5

First Quarter Deposit Update

Reflects seasonality

Deposits: Jan & Feb Trends[1]

($ in billions; Average)



56.1
55.8
56.1
55.7
53.8
1Q18
2Q18
3Q18
4Q18
1Q19 thru 2/28

- Decreases in Corporate Banking, Financial Services, Private Banking, Technology & Life Sciences & Middle Market
- Continue to carefully manage pricing

Deposit Seasonality

($ in billions; Average)



Avg. QoQ deposit growth (since 2015)
1Q19 thru 2/28
-3.1%
-3.4%
-0.3%
1.3%
1.3%
Q1/Q4
Q2/Q1
Q3/Q2
Q4/Q3

Deposits Primarily Noninterest-bearing

($ in billions; 4Q18 Average)

- Commercial 85% of noninterest-bearing
- Retail 58% of interest-bearing



Retail Noninterest-bearing 8%
Retail Interest-bearing 28%
Total $55.7
Commercial Noninterest-bearing 43%
Commercial Interest-bearing 21%

1Q19 average balances through 2/28/19 are preliminary and subject to change • [1]Comparisons of 1Q19 through 2/28/19 vs 4Q18

Comerica Bank

6

Benefit from Rise in Interest Rates

Utilize interest rate hedges to reduce impact of future decline in rates

Estimated increase in FY19 net interest income resulting from full-year benefits of FY18 rate increases

~$120-130MM

Outcomes may differ due to many variables, including balance sheet movements (loan, deposit & wholesale funding), LIBOR levels & deposit betas

Cumulative Impact of Rate Increases[1]



4.90
2.20
3.17
Beta 89%
Beta 25%
0.62
0.25
0.14
3Q15
4Q18
3Q15
4Q18
3Q15
4Q18
Fed Funds
Loan Yields
Deposit Costs

Hedging Overview

Purpose: Reduce impact when rates decline in order to maintain steady margin as rates move through typical cycle

Tools: Over time, gradually layer in interest rate swaps (received fixed/pay floating) with various tenors. Recently, executed a nominal amount of hedges. Collars or floors will also be considered

Financial impact: Depends on swap rates & short-term rates. Current market conditions indicate that the near-term effect on net interest income is expected to be nominal

12/31/18 • Outlook as of 3/8/19 • [1]Beta: change in loan yields or interest-bearing deposit costs expressed as a percentage of the increase in the federal funds rate

Comerica Bank

7

TechVision 2020

Preparing for a new age in banking

Strengthening Our Core

- Platform & app modernization
- Cybersecurity, risk & compliance enhancement
- Talent & culture development

Transforming Our Future

- Embrace emerging technologies
- Continuous Optimization
- APIs[1], data & advanced analytics
- Agile & digital delivery

Examples of Initiatives

- 160+ applications migrated to cloud
- 25+ Bots deployed for high volume tasks
- Digitalizing entire commercial lending process
- Customer Relationship Management platform
- Data Lake platform
- AI/ML-Bot assisted human advice
- Blockchain-enabled computing
- Teller platform replacement
- Real-time commercial payments

- GEAR Up helped position our systems & talent for the future
- Technology savings are being reinvested which helps moderate rising investment demand
- Leveraging third parties to keep pace with evolving & emerging technologies
- Focus shifted to increasing capacity, driving revenue growth, reducing costs & improving efficiency

TechVision 2020 Technology Transformation

[1]API: Application Program Interface

Comerica Bank

8

Active Capital Management

Capital Target 9.5% - 10.0% CET1 by FYE19[1]

1Q19 share repurchase target $425MM[2]

- Actively manage capital, giving careful consideration to:
  - Earnings generation
  - Capital needs, i.e. loan growth
  - Market conditions

FY18 returned $1.6B to shareholders

- 14.8MM shares repurchased ($1.3B)
- Increased dividend 69% to $1.84 per share

Strong Capital Generation (CET1)

(In percentage points)


10.50
10.54
11.09
11.68
11.14
2014
2015
2016
2017
2018

Increasing Shareholder Payout

($ in millions)


Equity Repurchases
Dividends
392
143
249
390
148
242
457
154
303
724
193
531
1,627
309
1,318
2014
2015
2016
2017
2018

Dividends Per Share Growth


0.79
0.83
0.89
1.09
1.84
2014
2015
2016
2017
2018

12/31/18 • [1]Outlook as of 3/8/19 • [2]Shares repurchased under equity repurchase program

Comerica Bank
9

Well Positioned for the Future

Provided superior shareholder returns

- A LEADING BANK FOR BUSINESS
- RELATIONSHIP BANKING STRATEGY
- GROWING REVENUE
- HIGHLY EFFICIENT
- SUPERIOR CREDIT METRICS
- STRONG CAPITAL

Return on Assets[1]

(2018; In percentage points)


1.75
1.64
1.54
1.47
1.47
1.43
1.38
1.35
1.34
1.33
1.33
1.28
CMA
MTB
FITB
CFR
BBT
RF
FHN
KEY
STI
ZION
HBAN
BOKF

Return on Equity[1]

(2018; Average common equity; In percentage points)


15.82
13.85
13.72
12.60
12.33
12.27
12.05
11.95
11.65
11.50
11.44
10.95
CMA
CFR
FITB
HBAN
KEY
MTB
FHN
BOKF
ZION
STI
RF
BBT

[1]Source for peer group data: S&P Global Market Intelligence

Comerica Bank
10

Appendix

Comerica Bank

Financial Summary

($ in millions, except per share data)	4Q18	3Q18	2018	2017
Earnings per share[1]	$1.88	$1.86	$7.20	$4.14
Adjusted earnings per share[1,2]	1.95	1.86	7.24	4.73
Net interest income	614	599	2,352	2,061
Provision for credit losses	16	-0-	(1)	74
Noninterest income[3]	250	234	976	1,107
Adjusted noninterest income[2,4]	250	254	996	989
Noninterest expenses	448	452	1,794	1,860
Adjusted noninterest expenses[2]	434	440	1,741	1,692
Provision for income taxes	90	63	300	491
Adjusted provision for income taxes[2]	93	94	365	437
Net income	310	318	1,235	743
Adjusted net income[2]	321	319	1,243	847
ROE[5]	16.36%	16.15%	15.82%	9.34%
ROA[6]	1.74	1.77	1.75	1.04
Efficiency Ratio[7]	51.93%	52.93%	53.56%	58.64%

[1]Diluted earnings per common share • [2]See Reconciliation of Non-GAAP Financial Measures slides • [3]Includes gain/(loss) related to deferred compensation plan as follows: $(7)MM in 4Q18; $3MM in 3Q18; $(2)MM in FY18; $8MM in FY17. Amounts offset in noninterest expense. • [4]3Q18 adj. excludes $20MM loss related to repositioning of securities portfolio • [5]Return on average common shareholders' equity • [6]Return on average assets • [7]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & derivative contract tied to the conversion rate of Visa Class B shares

Comerica Bank

12

Reconciliation of Adjusted Net Income

($ in millions, except per share data)	4Q18 $	4Q18 Per Share[1]	3Q18 $	3Q18 Per Share[1]	FY18 $	FY18 Per Share[1]	FY17 $	FY17 Per Share[1]
Net income	$310	$1.88	$318	$1.86	$1,235	$7.20	$743	$4.14
Securities repositioning[2]	-	-	15	0.09	15	0.09	-	-
Restructuring charges[2]	11	0.07	9	0.05	41	0.24	29	0.16
Discrete tax benefits	-	-	(23)	(0.14)	(48)	(0.29)	72	0.41
One-time employee bonus[2]	-	-	-	-	-	-	3	0.02
Adjusted net income	$321	$1.95	$319	$1.86	$1,243	$7.24	$847	$4.73
Efficiency Ratio[4]	51.93%		52.93%		53.56%		58.64%	
Adjusted Efficiency Ratio[3,4]	50.25		51.59		51.96		55.41	

[1]Based on diluted average common shares • [2]Net of tax • [3]See Reconciliation of Non-GAAP Financial Measures slides • [4]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares

Comerica Bank

13

Fourth Quarter 2018 Results

Revenue growth & tight cost control results in ROE of 16%

($ in millions, except per share data)	4Q18	Change From 3Q18	Change From 4Q17
Average loans	$48,832	$248	$(101)
Average deposits	55,729	(364)	(1,912)
Net interest income	$614	$15	$69
Provision for credit losses	16	16	(1)
Noninterest income[1]	250	16	(35)
Adjusted Noninterest income[2,3]	250	(4)	(1)
Noninterest expenses[1]	448	(4)	(35)
Adjusted Noninterest expense[2,3]	434	(6)	3
Provision for income tax	90	27	(128)
Net income	310	(8)	198
Earnings per share[4]	$1.88	$0.02	$1.25
Adjusted Earnings per share[2,4]	1.95	0.09	0.67
Equity repurchases[5]	$500	-	$352
Dividend declared	0.60	-	0.30

Key QoQ Performance Drivers

- Loan growth accelerated in December
- Deposits relatively stable, as expected
- Net interest income reflects loan & deposit pricing control as rates rose; Net interest margin increased 10 bps to 3.70%
- Strong credit quality continued
- Ex-deferred comp[3], adjusted noninterest income grew $6MM with higher card fees
- Ex-deferred comp[3], adjusted expenses increased $5MM with higher technology spend partly offset by lower FDIC expense
- 3Q18 discrete tax benefits of $23MM
- Repurchased 6.3MM shares; returned $599MM to shareholders through buyback & dividend

4Q18 compared to 3Q18 • [1]3Q18 included $20MM loss related to repositioning of securities portfolio; 4Q17 excludes impact of accounting change • [2]See Reconciliation of Non-GAAP Financial Measures slides• [3]Includes gain/(loss) related to deferred compensation plan of $(7)MM in 4Q18 & $3MM in 3Q18. Amounts offset in noninterest expense • [4]Diluted earnings per common share • [5]4Q18 repurchases under the equity repurchase program

Comerica Bank

14

Average Loans

Growth accelerates in December; Loan yields increase 16 basis points



Total Loans
($ in billions)
Loan Yields
48.9
48.4
49.2
48.6
48.8
49.0
50.2
4.04
4.26
4.63
4.74
4.90
4Q17
1Q18
2Q18
3Q18
4Q18
3Q18
4Q18
Average Balances
Period-end

4Q18 compared to 3Q18

Average loans increase $248MM

- + $363MM National Dealer Services
- + $220MM Energy
- - $284MM Mortgage Banker

Loan yield +16 bps

- +21 bps increase in rates
- - 3 bps loan fees
- - 2 bps portfolio dynamics



Loan Commitments
($ in billions; Period-end)
49.8
49.6
51.1
51.8
53.1
4Q17
1Q18
2Q18
3Q18
4Q18

Comerica Bank

15

Average Loans by Business and Market

By Line of Business	4Q18	3Q18	4Q17
Middle Market			
General	$11.7	$11.7	$11.7
Energy	2.0	1.8	2.0
National Dealer Services	7.4	7.0	7.1
Entertainment	0.8	0.7	0.7
Tech. & Life Sciences	3.9	4.0	3.5
Environmental Services	1.2	1.1	1.0
Total Middle Market	$27.0	$26.4	$26.0
Corporate Banking			
US Banking	2.9	2.9	3.4
International	1.3	1.4	1.4
Commercial Real Estate	5.2	5.3	5.2
Mortgage Banker Finance	1.7	2.0	1.9
Small Business	3.6	3.7	3.8
BUSINESS BANK	$41.7	$41.6	$41.6
Retail Banking	2.1	2.1	2.1
RETAIL BANK	$2.1	$2.1	$2.1
Private Banking	5.0	4.9	5.2
WEALTH MANAGEMENT	$5.0	$4.9	$5.2
TOTAL	$48.8	$48.6	$48.9

By Market	4Q18	3Q18	4Q17
Michigan	$12.4	$12.4	$12.8
California	18.3	18.1	18.2
Texas	9.9	9.7	9.8
Other Markets[1]	8.2	8.4	8.1
TOTAL	$48.8	$48.6	$48.9

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

16

Full-Year Average Loans by Business and Market

By Line of Business	2018	2017
Middle Market		
General	$11.8	$11.9
Energy	1.9	2.1
National Dealer Services	7.3	7.0
Entertainment	0.7	0.7
Tech. & Life Sciences	3.8	3.3
Environmental Services	1.1	0.9
Total Middle Market	$26.6	$25.8
Corporate Banking		
US Banking	3.0	3.2
International	1.3	1.5
Commercial Real Estate	5.3	5.2
Mortgage Banker Finance	1.7	1.8
Small Business	3.7	3.8
BUSINESS BANK	$41.6	$41.2
Retail Banking	2.1	2.1
RETAIL BANK	$2.1	$2.1
Private Banking	5.1	5.2
WEALTH MANAGEMENT	$5.1	$5.3
TOTAL	$48.8	$48.6

By Market	2018	2017
Michigan	$12.5	$12.7
California	18.3	18.0
Texas	9.8	10.0
Other Markets[1]	8.1	7.9
TOTAL	$48.8	$48.6

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

17

Average Deposits

Deposits relatively stable; Rates increase 11 basis points


Total Deposits
($ in billions)
Deposit Rates[1]
57.6
56.1
55.8
56.1
55.7
56.0
55.6
0.19
0.25
0.42
0.51
0.62
4Q17
1Q18
2Q18
3Q18
4Q18
3Q18
4Q18
Average Balances
Period-end

Average deposits decrease $364MM

- $285MM Corporate Banking
- $176MM Retail Banking
- $174MM Technology & Life Sciences
+ $261MM General Middle Market
+ $138MM Wealth Management

Loan to deposit ratio[2] of 90%

4Q18 compared to 3Q18 • [1]Interest costs on interest-bearing deposits • [2]At 12/31/18

Comerica Bank

18

$YHUDJH'HSRVLWVE\%XVLQHVVDQG0DUNHW %\/LQHRI%XVLQHVV 4 4 4%\0DUNHW 4 4 4 Middle Market Michigan $20.2 $20.7 $21.8 General $13.7 $13.4 $14.6 Energy 0.5 0.5 0.6 California 17.2 16.9 18.2 National Dealer Services 0.3 0.3 0.3 Texas 8.9 8.9 9.4 Entertainment 0.1 0.1 0.1 1 Tech. & Life Sciences 6.1 6.3 5.7 Other Markets 8.3 8.5 7.7 Environmental Services 0.1 0.1 0.2 Finance/Other2 1.1 1.1 0.5 Total Middle Market $20.9 $20.8 $21.5 TOTAL $55.7 $56.1 $57.6 Corporate Banking US Banking 2.0 2.1 2.4 International 1.8 2.0 2.1 Commercial Real Estate 1.5 1.5 2.1 ƒ 0LGGOH0DUNHW6HUYLQJFRPSDQLHVZLWK UHYHQXHVJHQHUDOO\EHWZHHQ00 Mortgage Banker Finance 0.6 0.7 0.6 Small Business 3.1 3.1 3.3 ƒ &RUSRUDWH%DQNLQJ6HUYLQJFRPSDQLHV DQGWKHLU86EDVHGVXEVLGLDULHV ZLWK BUSINESS BANK $30.0 $30.3 $32.0 UHYHQXHVJHQHUDOO\RYHU00 Retail Banking 20.6 20.8 20.9 ƒ RETAIL BANK $20.6 $20.8 $20.9 6PDOO%XVLQHVV6HUYLQJFRPSDQLHVZLWK UHYHQXHVJHQHUDOO\XQGHU00 Private Banking 3.9 3.7 4.0 WEALTH MANAGEMENT $4.1 $4.0 $4.2 Finance/Other2 1.1 1.1 0.5 TOTAL $55.7 $56.1 $57.6 $ in billions Ⴠ Totals shown above may not foot due to rounding Ⴠ 1Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets Ⴠ 2Finance/Other includes items not directly associated with the geographic markets or the three major business segments 19 )XOO<HDU$YHUDJH'HSRVLWVE\%XVLQHVVDQG0DUNHW %\/LQHRI%XVLQHVV   %\0DUNHW   Middle Market Michigan $20.8 $21.8 General $13.6 $14.5 Energy 0.5 0.7 California 17.0 17.5 National Dealer Services 0.3 0.3 Texas 9.0 9.6 Entertainment 0.1 0.1 1 Tech. & Life Sciences 6.1 5.7 Other Markets 8.1 7.9 Environmental Services 0.1 0.1 Finance/Other2 1.1 0.4 Total Middle Market $20.8 $21.5 TOTAL $55.9 $57.3 Corporate Banking US Banking 2.1 2.2 International 1.9 2.2 Commercial Real Estate 1.5 2.1 ƒ 0LGGOH0DUNHW6HUYLQJFRPSDQLHVZLWK UHYHQXHVJHQHUDOO\EHWZHHQ00 Mortgage Banker Finance 0.6 0.7 Small Business 3.1 3.2 ƒ &RUSRUDWH%DQNLQJ6HUYLQJFRPSDQLHV DQGWKHLU86EDVHGVXEVLGLDULHV ZLWK BUSINESS BANK $30.1 $32.0 UHYHQXHVJHQHUDOO\RYHU00 Retail Banking 20.8 20.8 ƒ RETAIL BANK $20.8 $20.8 6PDOO%XVLQHVV6HUYLQJFRPSDQLHVZLWK UHYHQXHVJHQHUDOO\XQGHU00 Private Banking 3.7 3.8 WEALTH MANAGEMENT $3.9 $4.1 Finance/Other2 1.1 0.4 TOTAL $55.9 $57.3 $ in billions Ⴠ Totals shown above may not foot due to rounding Ⴠ 1Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets Ⴠ 2Finance/Other includes items not directly associated with the geographic markets or the three major business segments 20

Commercial Real Estate Line of Business

Long history of working with well established, proven developers

CRE by Property Type[1]

($ in millions; Period-end)



Commercial 10%
Office 7%
Single Family 8%
Multi use 4%
Land Carry 5%
Other 6%
Retail 10%
Total $4,430
Multifamily 50%

CRE by Market[1]

($ in millions; Period-end, based on location of property)



Michigan 5%
Other 16%
Total $4,430
California 45%
Texas 34%

Credit Quality

($ in millions; Period-end)	4Q17	3Q18	4Q18
Criticized[2]	$66	$85	$84
Ratio	1.3%	1.6%	1.7%
Nonaccrual	$3	$3	$2
Ratio	0.06%	0.05%	0.04%
Net charge-offs (recoveries)	-0-	-0-	-0-

CRE by Loan Type

($ in millions; Period-end)	3Q18		4Q18	
Real Estate Construction	$2,780	53%	$2,687	53%
Commercial Mortgages	1,760	33%	1,743	34%
	$4,540	86%	$4,430	87%
Commercial & Other	720	14%	661	13%
Total	$5,260	100%	$5,091	100%

12/31/18 • [1]Excludes CRE line of business loans not secured by real estate • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

21

Energy Line of Business

Credit quality continues to improve; balances stable

Energy Line of Business Loans

($ in millions; Period-end)



Midstream
Services
Exploration & Production
1,836
1,848
1,734
1,832
2,163
1,346
1,395
1,400
1,499
1,771
195
152
91
100
94
295
301
243
233
298
4Q17
1Q18
2Q18
3Q18
4Q18

- Focus on full relationships with larger, sophisticated E&P companies (access to a variety of capital sources, hedging & diverse geographic footprint)
- Expect to maintain portfolio at ~4% of total loans
- Robust analysis of collateral

Energy Line of Business Criticized Loans[1]

($ in millions)



NALs
508
468
319
269
205
108
102
60
53
48
4Q17
1Q18
2Q18
3Q18
4Q18

12/31/18 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

22

Mortgage Banker Finance

50+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with 100+ relationships
- Underlying mortgages are typically related to home purchases as opposed to refinances

  As of 4Q18:
  - Comerica: 87% purchase
  - Industry: 74% purchase[1]
- Strong credit quality
  - No charge-offs since 2010
- Period-end loans: $2.0B



Average Loans
($ in millions)
Actual MBA Mortgage Origination Volumes 1,2
1,605
1,109
886
1,319
1,595
1,397
1,399
2,089
2,136
1,742
1,674
2,145
2,544
2,352
1,450
1,780
1,974
1,861
1,435
1,784
1,961
1,677
3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18



MBA Mortgage Originations Forecast[1]
($ in billions)
Purchase
Refinance
392
325
448
460
396
4Q18
1Q19
2Q19
3Q19
4Q19

12/31/18 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 2/11/19; 4Q18 actuals • [2]$ in billions

Comerica Bank
23

National Dealer Services

65+ years of floor plan lending



Franchise Distribution
(Based on period-end loan outstandings)
Honda/Acura 14%
Ford 9%
GM 8%
Fiat/Chrysler 12%
Mercedes 3%
Nissan/ Infiniti 5%
Other European 12%
Other Asian 12%
Other[1] 11%
Toyota/Lexus 14%
Total $8.1B

Geographic Dispersion

California	57%	Texas	8%
Michigan	22%	Other	13%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance



Average Loans
($ in billions)
Floor Plan
5.3 5.3 5.7 5.5 5.7 5.9 6.0 6.0 6.2 6.2 6.5 6.3 6.6 6.8 7.1 6.9 7.1 7.3 7.4 7.0 7.4
3.2 3.2 3.5 3.2 3.4 3.5 3.6 3.5 3.7 3.8 4.0 3.8 4.0 4.1 4.3 3.9 4.1 4.2 4.3 3.8 4.1
4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18

12/31/18 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank
24

Technology and Life Sciences
20+ years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~760 customers (including ~245 customers in Equity Fund Services)
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances and maintain robust backroom operation
- 11 offices throughout US & Canada
- Recent growth driven by Equity Fund Services
  - Commercial banking services for venture capital & private equity firms
  - Bridge financing for capital calls
  - Strong credit profile

Technology & Life Sciences Avg. Loans
($ in billions)



Equity Fund Services
3.3
3.5
3.5
3.8
4.0
3.9
1.9
2.0
2.1
2.4
2.6
2.5
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18

Customer Segment Overview
(based on period-end loans)



Growth ~15%
Leveraged Finance ~10%
Early Stage ~5%
Late Stage ~5%
Total $3.8B
Equity Fund Services ~65%

12/31/18

Comerica Bank

25

Net Interest Income
NIM increases 10 basis points

Net Interest Income
($ in millions)



NIM
545
549
590
599
614
3.27
3.41
3.62
3.60
3.70
4Q17
1Q18
2Q18
3Q18
4Q18

Net Impact due to rates:
$18MM & 11 bps on the NIM

4Q18 compared to 3Q18

$599MM	3Q18		3.60%
+23MM	Loans		+0.12
	+$25MM Higher rates	+0.15	
	+ 3MM Higher balances	—	
	- 3MM Loan fees	- 0.02	
	- 2MM Portfolio dynamics	- 0.01	
+1MM	Balances at Fed		+0.03
	+ 3MM Higher rates	+0.02	
	- 2MM Lower balances	+0.01	
+ 5MM	Securities		+0.03
	+ 4MM Portfolio reposition	+0.02	
	+ 1MM Higher rates	+0.01	
- 8MM	Deposits		- 0.04
	- 7MM Higher rates	-0.04	
	- 1MM Balance mix	—	
- 6MM	Wholesale funding		- 0.04
	- 4MM Higher rates	-0.03	
	- 2MM Higher balances	-0.01	
$614MM	4Q18		3.70%

Comerica Bank

26

Credit Quality Strong

Positive credit migration continued



Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of Total Loans
754
738
711
697
701
1.45
1.42
1.36
1.35
1.34
4Q17
1Q18
2Q18
3Q18
4Q18



Criticized Loans[1]
($ in millions)
NALs
Criticized as a % of Total Loans
2,231
2,120
1,765
1,670
1,548
4.5
4.3
3.5
3.4
3.1
402
326
254
230
221
4Q17
1Q18
2Q18
3Q18
4Q18

$11MM in net charge-offs[2] or 9 bps

- $21MM Gross Charge-offs (3Q18 $25MM)
- $10MM Recoveries (3Q18 $10MM)

$122MM decrease in criticized loans

- Energy criticized loans decreased $64MM



Allowance for Loan Losses / total NPLs
1.7 x
2.1 x
2.6 x
2.8 x
2.9 x
4Q17
1Q18
2Q18
3Q18
4Q18

12/31/18 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs

Comerica Bank

27

Noninterest Income

Customer-driven fees increase 2%



Noninterest Income[1,2]
($ in millions)
Securities losses due to repositioning
Impact of accounting change
285
34
251
244
248
254
20
234
250
4Q17
1Q18
2Q18
3Q18
4Q18

\+ $20MM Securities losses
\- $10MM Deferred comp (offset in noninterest expense)

\+ $3MM Card fees
\+ $2MM Commercial lending (syndication fees)



GEAR Up Supported Fee Growth
($ in millions)
Card Fees +10%
(ex. accounting change[1])
Fiduciary +4%
Brokerage +17%
333
112
221
244
198
206
23
27
2017
2018
2017
2018
2017
2018

4Q18 compared to 3Q18 • [1]See Reconciliation of Non-GAAP Financial Measures slides • [2]Includes gain/(loss) related to deferred compensation plan as follows: $(7)MM in 4Q18; $3MM in 3Q18; $1MM in 2Q18, 1Q18 & 4Q17. Amounts offset in noninterest expense for same periods.

Comerica Bank

28

1RQLQWHUHVW([SHQVH Careful cost management drives efficiency ratio1 below 52% 1RQLQWHUHVW([SHQVHV LQPLOOLRQV Impact of accounting change  006DODULHV EHQHILWV Restructuring  'HIHUUHGFRPS RIIVHWLQQRQLQWHUHVWLQFRPH 1X employee bonus $5MM 4Q17 7HFKQRORJ\UHODWHGFRQWUDFWODERU 483  00)',&DVVHVVPHQW 34 446 448 452 448 12 13 16 11 14 00(TXLSPHQW 440 431 430 437 434 *($58S'ULYHV(IILFLHQF\,PSURYHPHQWV ,QSHUFHQWDJHSRLQWV (IILFLHQF\5DWLR $GM(IILFLHQF\5DWLR 58.1 54.2 51.9 50.3 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 4Q18 4Q17 4Q18 4Q18 compared to 3Q18 Ⴠ 1Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares Ɣ 2See Reconciliation of Non-GAAP Financial Measures on last two slides 29 *($58S*URZWKLQ(IILFLHQF\$QG5HYHQXH Helping drive revenue growth & expense reductions ,QFUHPHQWDO7RWDO ([SHQVH 2016 ~$ 25MM+ ~$ 25MM+ 72% %HQHILWV 52% 2017 ~$125MM ~$150MM (IILFLHQF\  2018 ~$ 50MM ~$200MM UDWLR 侓E\ )<( 2019 ~$ 15MM ~$215MM 2Q16 4Q18 5HYHQXH 2017 ~$ 30MM ~$ 30MM %HQHILWV 2018 ~$ 40MM ~$ 70MM 16.36% 2019 ~$ 20MM ~$ 90MM 'ULYLQJWRD GRXEOHGLJLW 5.44% 5HVWUXFWXULQJ 2016 $ 93MM $ 93MM 52( ([SHQVHV 2017 $ 45MM $138MM 2Q16 4Q18 2018 $ 53MM $191MM Pre-tax $ Ⴠ Estimates & outlook as of 3/8/19 Ⴠ GEAR Up initiative launched post 2Q16 Ⴠ 1Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares 30

Interest Rate Sensitivity
Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Held flat with prepayment reinvestment
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled



Estimated Net Interest Income: Annual (12 month) Sensitivities
Based on Various Assumptions
Additional Scenarios are Relative to 4Q18 Standard Model
($ in millions)
~80
~65
~115
~140
~150
Up 100 bps
Addl. $2B Deposit Decline
Addl. 20% Increase in Beta
Standard Model
Addl. ~3% Loan Growth

12/31/18 • For methodology see the Company's Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

31

Securities Portfolio
Yields increase 18 basis points



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
12.1
11.9
11.8
11.8
11.8
11.9
12.0
9.3
9.2
9.1
9.1
9.1
9.2
9.3
2.07
2.09
2.12
2.17
2.35
4Q17
1Q18
2Q18
3Q18
4Q18
Average Balances
3Q18
4Q18
Period-end

Duration of 3.0 years[1]

- Extends to 3.6 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax loss of $181MM[2]

Net unamortized premium of $13MM[3]

Yields benefitted from

- Repositioning of $1.3B Treasuries (9/27/18)
- Typical quarterly paydown of $400MM - $500MM being replaced at higher yield

12/31/18 • [1]Estimated as of 12/31/18 • [2]Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

32

+ROGLQJ&RPSDQ\'HEW5DWLQJ 6HQLRU8QVHFXUHG/RQJ7HUP,VVXHU5DWLQJ 0RRG\bV 6 3 )LWFK %% 7 $ $ $ &XOOHQ )URVW $ $  0 7%DQN $ $ $ &RPHULFD $ %%% $ %2. )LQDQFLDO&RUSRUDWLRQ $ %%% $ +XQWLQJWRQ %DD %%% $ )LIWK 7KLUG %DD %%% $ 3HHU%DQNV .H\&RUS %DD %%% $ 6XQ7UXVW %DD %%% $ 5HJLRQV)LQDQFLDO %DD %%% %%% =LRQV%DQFRUSRUDWLRQ %DD %%% %%% )LUVW+RUL]RQ1DWLRQDO&RUS %DD %%% %%% 86%DQFRUS $ $ $$ -30RUJDQ $ $ $$ %DQNRI$PHULFD $ $ $ :HOOV)DUJR &RPSDQ\ $ $ $ /DUJH%DQNV 31&)LQDQFLDO6HUYLFHV*URXS $ $ $ As of 3/7/19 Ⴠ Source: S&P Global Market Intelligence Ⴠ Debt Ratings are not a recommendation to buy, sell, or hold securities 33 5HFRQFLOLDWLRQRI1RQ*$$3)LQDQFLDO0HDVXUHV (dollar amounts in millions, except per share data) 4Q18 3Q18 4Q17 (dollar amounts in millions, except per share data) 4Q18 3Q18 4Q17 Noninterest Income: Net Income: Noninterest income $250 $234 $285 Net income $310 $318 $112 Securities repositioning — 20 — Securities repositioning, net of tax — 15 — Proforma effect of adopting new accounting standard — — (34) Restructuring charges, net of tax 11 9 8 Adjusted noninterest income $250 $254 $251 One-time employee bonus, net of tax — — 3 Noninterest Expenses: Discrete tax items — (23) 103 Noninterest expenses $448 $452 $483 Adjusted net income $321 $319 $226 Restructuring charges (14) (12) (13) Diluted Earnings per Common Share: One-time employee bonus — — (5) Diluted earnings per common share $1.88 $1.86 $0.63 Proforma effect of adopting new accounting standard — — (34) Securities repositioning, net of tax — 0.09 — Adjusted noninterest expenses $434 $440 $431 Restructuring charges, net of tax 0.07 0.05 0.04 Pre-tax Income: One-time employee bonus, net of tax — — 0.02 Pre-tax income $400 $381 $330 Discrete tax items — (0.14) (0.59) Securities repositioning — 20 — Adjusted diluted earnings per common share $1.95 $1.86 $1.28 Restructuring charges 14 12 13 Efficiency ratio: One-time employee bonus — — 5 Reported 51.93% 52.93% 58.14% Adjusted pre-tax income $414 $413 $348 Adjusted 50.25 51.59 54.23 Provision for Income Taxes: Provision for Income Taxes: $90 $63 $218 • Discrete tax items primarily include the charge to adjust deferred taxes resulting from the Tax Cuts and Jobs Act, tax benefits from the review of tax capitalization and Tax on securities repositioning — 5 — recovery positions on fixed assets and software on the 2017 tax return as well as from Tax on restructuring charges 3 3 5 employee stock transactions. Tax on one-time employee bonus — — 2 • Securities repositioning refers to losses on sale of securities resulting from Discrete tax items — 23 (103) repositioning $1.3 billion of treasury securities by purchasing securities yielding higher Adjusted provision for income taxes $93 $94 $122 interest while retaining a duration of 3 years. • Proforma effect of the adoption of accounting standard relates to the impact of the new revenue recognition standard that became effective January 1, 2018 and is not reflected in 2017 results. Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate our performance trends. Comerica believes the adjusted data shown above and in this presentation provides a greater understanding of ongoing operations and enhances comparability of results with prior periods. 34

5HFRQFLOLDWLRQRI1RQ*$$3)LQDQFLDO0HDVXUHV (dollar amounts in millions, except per share data) 2018 2017 (dollar amounts in millions, except per share data) 2018 2017 Noninterest Income: Net Income: Noninterest income $976 $1,107 Net income $1,235 $743 Securities repositioning 20 — Securities repositioning, net of tax 15 — Proforma effect of adopting new accounting standard — (118) Restructuring charges, net of tax 41 29 Adjusted noninterest income $996 $989 One-time employee bonus, net of tax — 3 Noninterest Expenses: Discrete tax items (48) 72 Noninterest expenses $1,794 $1,860 Adjusted net income $1,243 $847 Restructuring charges (53) (45) Diluted Earnings per Common Share: One-time employee bonus — (5) Diluted earnings per common share $7.20 $4.14 Proforma effect of adopting new accounting standard — (118) Securities repositioning, net of tax 0.09 — Adjusted noninterest expenses $1,741 $1,692 Restructuring charges, net of tax 0.24 0.16 Pre-tax Income: One-time employee bonus, net of tax — 0.02 Pre-tax income $1,535 $1,234 Discrete tax items (0.29) 0.41 Securities repositioning 20 — Adjusted diluted earnings per common share $7.24 $4.73 Restructuring charges 53 45 Efficiency ratio: One-time employee bonus — 5 Reported 53.56% 58.64% Adjusted pre-tax income $1,608 $1,284 Adjusted 51.96 55.41 Provision for Income Taxes: Provision for Income Taxes: $300 $491 • Discrete tax items primarily include the charge to adjust deferred taxes resulting from the Tax Cuts and Jobs Act, tax benefits from the review of tax capitalization and Tax on securities repositioning 5 — recovery positions on fixed assets and software on the 2017 tax return as well as from Tax on restructuring charges 12 16 employee stock transactions. Tax on one-time employee bonus — 2 • Securities repositioning refers to losses on sale of securities resulting from Discrete tax items 48 (72) repositioning $1.3 billion of treasury securities by purchasing securities yielding higher Adjusted provision for income taxes $365 $437 interest while retaining a duration of 3 years. • Proforma effect of the adoption of accounting standard relates to the impact of the new revenue recognition standard that became effective January 1, 2018 and is not reflected in 2017 results. Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate our performance trends. Comerica believes the adjusted data shown above and in this presentation provides a greater understanding of ongoing operations and enhances comparability of results with prior periods. 35